STOCK PURCHASE AGREEMENT


     STOCK PURCHASE AGREEMENT, dated as of June 6, 2002 (this "Agreement"), by and among HALTER CAPITAL CORPORATION, a Texas corporation having an address at 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 ("Seller"), and Powerlink International Finance, Inc. a company organized under the laws of the British Virgin Islands, having an office and address at Commerce Chamber, Road Town, Tortola, BVI ("Purchaser"), and OMNI DOORS, INC., a company incorporated under the laws of the State of Florida, having an office and address at 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 ("Company").

                               W I T N E S S E T H

     WHEREAS, Seller desires to sell to Purchaser 2,830,926 shares of the Company's common stock, no par value per share (the "Common Stock"), (the "Shares"), representing approximately 57% of the Company's issued and outstanding shares of the Common Stock of the Company, on the terms and condition set forth in this Stock Purchase Agreement ("Agreement"),

     WHEREAS, Purchaser desires to buy the Shares for $400,000 (the "Purchase Price") on the terms and conditions set forth herein,

     WHEREAS, the parties hereto and Securities Transfer Corporation, a Texas corporation ("Escrowee"), have entered into an agreement of even date (the "Escrow Agreement") providing for the payment into escrow of $49,985 (the "Escrow Fund"),

     WHEREAS, Seller has agreed per the terms of this Agreement and the Escrow Agreement to cause the remaining 150,000 shares of the Company's common stock (the "Escrow Shares" or "Option Shares") held by it following the sale to be transferred and held by Escrowee subject to an option granted to Purchaser exercisable for a term of one year from the Date of Closing to purchase such shares at a price of $1.50 per share,

     WHEREAS the Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transactions and for the purpose of making certain representations and warranties to and covenants and agreements with the Purchaser,

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                   ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES
                         -------------------------------

     1.1 Sale of the Shares. Upon the execution of this Agreement, subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall deliver the Shares to Purchaser who shall purchase the Shares from the Seller.

     1.2 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver a certificate or certificates representing the Shares to Purchaser, in form and substance satisfactory to Purchaser ("Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

     1.3 Consideration and Payment for the Shares . In consideration for the Shares, Purchaser shall pay to the Seller the purchase price of Four Hundred Thousand ($400,000) Dollars in U.S. currency ("Purchase Price"). The Purchase Price shall be payable only upon Closing (as set forth in Article 8 hereof).

                                   ARTICLE 2
                    RESIGNATION OF THE DIRECTORS AND OFFICERS
                    -----------------------------------------

     2.1 Prior to the Closing, the Company will cause each person who is a director or officer of the Company, to submit his or her written resignation as director or officer of the Company, effective upon his replacement by nominees of Purchaser and, upon the Closing, Seller shall cause all action necessary to appoint nominees designated by Purchaser as successor directors and officers of the Company.


                                   ARTICLE 3
             COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER
             -------------------------------------------------------

     The  Seller  covenants,   represents  and  warrants  to  the  Purchaser  as
following:

     3.1 Transfer of Title. Seller shall transfer title in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

     3.2 Due Execution. This Agreement has been duly executed and delivered by the Seller.

     3.3 Valid Agreement This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the Seller enforceable against the Seller in accordance with its respective terms.

     3.4 Authorization. The execution, delivery and performance by the Seller of this Agreement and the delivery by the Seller of the Shares have been duly and validly authorized and no further consent or authorization of the Seller, the Company, its Board of Directors, or its stockholders is required.

     3.5 Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance. Seller has, and at the Closing will have, full and valid title and control of the Shares; there will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Purchaser; and on delivery to the Purchaser of the Shares, all of the Shares will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders of the Company or other third parties. Such Shares will be legally and validly issued in material compliance with all applicable U.S. federal and state securities laws, and will be fully paid and non-assessable shares of the Company's common stock; and the Shares shall have all been issued under duly authorized resolutions of the Board of Directors of the Company. At the Closing, Seller shall deliver to the Purchaser certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

     3.6 No  Governmental  Action  Required.  The  execution and delivery by the
Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by, or in respect of, or filing with, any governmental body, agency or governmental official, including but not limited to the federal Securities and Exchange Commission ("Commission") or the National Association of Securities Dealers ("NASD"), except such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the date of Closing.


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

     3.7 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Seller of this Agreement does not and will not and, the sale by the Seller of the Shares does not and will not contravene or constitute a default under, or violation of, (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Seller, or
(iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any its assets, or result in the creation or imposition of any lien on any asset of the Seller. The Seller is in compliance with, and conforms to, all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of their businesses or the ownership of their properties.

     3.8 Due Diligence Materials. The information heretofore furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     3.9 Not a Voting Trust; No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

     3.10 Survival of Representations. The representations and warranties herein by the Seller will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

     3.11 Adoption of Company's Representations. The Seller adopts and remakes as his own each and every representation made by the Company in Article 4 below.

     3.12 No Solicitation. No form of general solicitation or general advertising was used by the Seller or, to the best of its actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares. Neither the Seller, nor, to its knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Seller represents that it will not, and no person authorized to act on its behalf (except that the Seller makes no representation as to the Purchaser) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the federal Securities Act of 1933, as amended (the '33 Act), or any other provision of law.

..

                                   ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company represents and warrants to the Purchaser the following:

     4.1 Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida (a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no subsidiaries. The Company is duly qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, and (b) all actions taken by the current directors and stockholders of the Company have been valid and in accordance with the laws of the State of Florida.

     4.2 (a) Company Authority. The Company has all requisite corporate power and authority to enter into and perform this Agreement.

          (b) Due Authorization. The execution, delivery and performance by the Company of this Agreement has been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its stockholders is required.

          (c)  Valid  Execution.  This  Agreement  has been  duly  executed  and delivered by the Company.

          (d) Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Company, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (e) No Violation of Corporate Documents or Agreements. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder will not cause, constitute, or conflict with or result in (i) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Company or its stockholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto by required,
(ii) an event that would cause the Company to be liable to any party, or (iii) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of the Company or on the securities of the Company to be acquired by the Purchaser.

     4.3 Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Company is 25,000,000 shares of Common Stock, no par value. The issued and outstanding capital stock of the Company is 4,982,735 shares of Common Stock. All issued and outstanding shares of capital stock are, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof and at Closing, (i) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company's articles of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct copies of the Company's articles of incorporation, by-laws and shareholders list.

     4.4 No Governmental Action Required. The execution and delivery by the Company of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official, including but not limited to, the Commission and the NASD, except such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing.

     4.5 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Company of this Agreement does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company's articles of incorporation or bylaws, or
(iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any lien on any asset of the Company. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

     4.6 SEC Representations. Through the date hereof, the Company has filed all forms, reports and documents with the Commission and state securities authorities required to be filed by it ("SEC Reports"). The Company has delivered and/or made available to Purchaser true and complete copies of the required SEC Reports. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws and the rules and regulations of the Commission and state authorities thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     4.7 Financial Statements. The Purchaser has received copies of (i) the balance sheet of the Company as of June 30, 2001 and the related statements of operations and comprehensive income, changes in stockholders' equity and cash flow for the year then ended, audited by S.W. Hatfield, CPA, and (ii) the unaudited financial statements of the Company for the nine months ended March 31, 2002, and the related statements of income and retained earnings for the period then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed by the Company throughout the periods indicated. Such financial statements fairly present the financial condition of the Company at the dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature. Since March 31, 2002 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Company except in the ordinary course of business.

     4.8 No Litigation. Except as provided in Exhibit 4.8 hereto, the Company is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation which its has not disclosed to Purchaser. The Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     4.9 No Taxes. To the best of the Company's knowledge, it is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company have been or will be filed as of the Closing Date and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company have been or will be paid as of the Closing Date, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP.

     4.10 Material Agreements (a) The Company is not currently carrying on any business and is not a party to any contract, agreement, lease or order which would subject it to any performance or business obligations or restrictions in the future after the closing of the transactions contemplated by this Agreement.

          (b) The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

          (c) The Company has no stockholder contracts or agreements.

          (d) The Company is not in default under any contract or any other document.

          (e) The Company has no written or oral contracts with any third party except with its transfer agent, Securities Transfer Corporation.

          (f) The Company has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

          (g) The Company has all material Permits ("Permits" means all licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties, of, and to carry on the business of the Company);
(ii) all such Permits are in full force and effect, and the Company has fulfilled and performed all material obligations with respect to such Permits;
(iii) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit, and
(iv) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

          (h) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case in violation of any law, rule or regulation or of a character required to be disclosed by the Company in any of the SEC Reports.

          (i) There are no outstanding judgments or UCC financing or security instruments or statements filed against the Company or any of its properties.

          (j) The Company has no debt, loan, or obligations of any kind, to any of its directors, officers, stockholders, or employees, which will not be satisfied at the Closing.

          (k) The Company does not have and will not have any assets at the time of Closing other than cash, except as disclosed in its unaudited financial statements contained with its SEC Form 10QSB filed with the Commission for the quarter year ended March 31, 2002 (the "Unaudited Statements"). The Company does not own any real estate or any interests in real estate. The Company does not own any patents, copyrights, or trademarks. The Company does not license the intellectual property of others nor owe fees or royalties on the same.

     4.11 No Liabilities. To the best of its knowledge, there are no liabilities of the Company of any kind whatsoever which has not been disclosed to Purchaser, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability. The Company does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the Company's Audited Statements.

     4.12 OTC Listing. The Company is currently quoted on the OTC Electronic Bulletin Board under the trading symbol "OMDR". The Company is not in default with respect to any requirements of the NASD for quotation on the OTC Bulletin Board.

     4.13 Compliance with Law. To the best of its knowledge of its officers and directors, the Company has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

     4.14 Corporate Documents Effective. A. The Company's Articles of Incorporation (Exhibit 4.14A hereto) and all amendments thereto (Exhibit 4.14B), and its by-laws, as amended (Exhibit 4.14C), are and will be at the Closing in full force and effect, without modification, amendment or rescission.

B. Copies of the Company's minutes of meetings, and consents to action without meetings, of its directors and/or its shareholders are attached hereto as
Exhibit 4.14D. All actions by the Company's Shareholders and Board of Directors required by law to accomplish the actions of the Company contemplated hereunder have been, or will at the Closing, taken.

C. Attached hereto as Exhibit 4.14E is a true and correct list of the shareholders of record of the Company. At the Closing the Company shall present to Purchaser an up-dated copy of the shareholders list.

     4.15 No Stockholder Approval Required. The acquisition of the Shares by Purchaser from Seller does not require the approval of the stockholders of the Company under the Florida General Corporate Law ("FGCL"), the Company's articles of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of the Company's articles of incorporation and by-laws and the FGCL.

     4.16 No Dissenters' Rights. The acquisition of the Shares by Purchaser from Seller will not will not give rise to any dissenting stockholders' rights under the FGCL, the Company's articles of incorporation or bylaws, or otherwise.

     4.17 Not Subject to Voting Trust. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. The Company is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued pursuant to this Agreement. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the transfer of the Shares to Purchaser, impair, restrict or delay any voting rights with respect to the Shares.

     4.18 Prior Offerings. All issuances by the Company, or distributions by issuers as defined under Section 2(11) of the '33 Act, of shares of common stock in past transactions have been legally and validly effected, and all of such shares of common stock are fully paid and non-assessable. All of the offerings of the Company's common stock were conducted in strict accordance with the requirements of Regulation D, Rules 504 and 506, as applicable, in full compliance with the requirements of the Securities Acts, as herein defined and as applicable, and in full compliance with and according to the requirements of the FGCL and the Company's articles of incorporation and bylaws.

     4.19 True Representations. The information heretofore furnished by the Company to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue


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

statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     4.20 Survival. The representations and warranties herein by the Company will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing Time and will, except, as otherwise provided herein, survive the Closing for a period of two (2) years.

                                   ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

     5.1 Agreement's Validity. This Agreement has been duly executed and delivered by Purchaser and constitutes legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     5.2 Investment Intent. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the '33 Act or the Securities Exchange Act of 1934, as amended (the "'34 Act") (collectively, the "Securities Acts") covering the Shares, or (ii) pursuant to an applicable exemption under the Securities Acts or the rules and regulations promulgated thereunder.

     5.3 Restricted Securities. Purchaser understands that the Shares have not been registered pursuant to the Securities Acts or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Acts or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the `33 Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Acts. Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.

     5.4 Legend. It is agreed and understood by Purchaser that the certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

               THESE  SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER   THE
               SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     5.5 Disclosure of Information. Purchaser acknowledges that it has been furnished with information regarding the Company and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed decision regarding an investment in the Shares. Purchaser represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

                                    ARTICLE 6
                                 INDEMNIFICATION
                                 ---------------

     6.1 Seller hereby agrees to, indemnify and hold harmless the Purchaser and the Company (which includes, for purposes of this Article, Purchaser's and the Company's officers and directors, and stockholders) against any losses, claims, damages or liabilities, joint or several, to which Purchaser or the Company may become subject under the Securities Acts, any state or federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Seller will in addition reimburse Purchaser and the Company for any legal or any other expenses reasonably incurred by Purchaser in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Purchaser and shall survive the Closing for a period of two (2) years. As used herein, "losses" shall include any loss, claim, demand, damage, award, liabilities, suits, penalties, forfeitures, cost or expense (including, without limitation, reasonable attorneys', consultant and other professional fees and disbursements of every kind, nature and description).

                                    ARTICLE 7
                                    COVENANTS
                                    ---------

     7.1 From the date of this Agreement to Closing, the Seller and the Company covenant as follows.

          (a) Company will to the best of its ability preserve intact the current status of the Company and the trading capacity of the Company as a NASD Bulletin Board company.

          (b) The Seller will furnish Purchaser with whatever corporate records and documents are available, such as articles of incorporation, bylaws and shareholders lists.

          (c) The Company will not enter into any contract, written or oral, or business transaction, merger or business combination, or incur any debts, loan, or obligations without the express written consent of Purchaser or enter into any agreements with its officers, directors, or stockholders.

          (d) The Company will not amend or change its articles of incorporation or bylaws, or issue any further shares in the common stock of the Company without the express written consent of Purchaser.

          (e) The Company will not issue any stock options, warrants or other rights or interest in the Shares or to its shares of common stock.

          (f) The Seller will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

          (g) The Company will not declare any dividend in cash or stock, or any other benefit to its stockholders.

          (h) The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

          (i) The Seller will obtain and submit to the Purchaser resignation of current officers and directors as provided above.

          (j) The Company will arrange for the Company's current bank account to be closed and the delivery of all bank account statements and records pertaining to this account.

                                   ARTICLE 8
                        CLOSING AND DELIVERY OF DOCUMENTS
                        ---------------------------------

     8.1 Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser hereunder are subject to the fulfillment as of the Closing Date of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties of the Seller and the Company herein contained shall be true in all respects.
          (b) Receipt by Purchaser of a certificate executed by the Company and the Seller dated the Closing Date that the respective representations and warranties of each set forth in Articles 3 and 4 above are then true in all respects.
          (c) Purchaser shall have received from Seller a certificate from the office of the Secretary of State of Florida with respect to the Company dated within five (5) business days before the Closing to the effect that the Company is validly incorporated and existing under the laws of that State.

     8.2 Conditions Precedent to Obligations of Seller. The obligations of the Seller hereunder are subject to the fulfillment as of the Closing Date of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties of the Purchaser herein contained shall be true in all respects.

          (b) Receipt by Seller of a certificate executed by the Purchaser dated the Closing Date that the representations and warranties of Purchaser set forth in Article 5 above are true in all respects.

     8.3 Closing. The Closing shall be held on or before June 15, 2002 (the "Closing Date"). The Closing shall occur as a single integrated transaction, as follows.

          (a)  Delivery by Seller
               ------------------

               (i) Seller shall deliver to the Purchaser such instruments, documents and certificates as are required to be delivered by Seller or its representatives pursuant to the provisions of this Agreement.

               (ii) Seller  shall  deliver  the   Certificates  as  directed  by
                    Purchaser.

               (iii)A  certificate  executed by the Company and Seller dated the
                    Closing Date that the respective warrantees and representations of each set forth in Articles 3 and 4 above are then true in all respects as of that date. Seller shall also deliver a copy of such certificate to Escrowee.

          (b)  Delivery by Purchaser
               ---------------------

               (i) The Purchaser shall pay to the Seller the Purchase Price of $400,000 in form of a cashier's or certified check(s) made payable to the Seller or by wire transfer to an account whose coordinates Seller shall provide to Purchaser at least five days prior to Closing. Such Purchase Price shall be inclusive of the Escrow Fund to be released by Escrowee per the terms of the Escrow Agreement.

               (ii) A certificate  executed by Purchaser dated the Closing Date, certifying that the representations and warranties of Purchaser contained in this Agreement are then true in all respects. Purchaser shall deliver a copy of such certificate to Escrowee.

                                   ARTICLE 9
                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

     9.1 Waiver. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

     9.2 Termination by Purchaser. Notwithstanding anything to the contrary herein, Purchaser shall have the right, in its sole and absolute discretion, at any time prior to its payment of the Purchase Price, to terminate this Agreement, in which event, this Agreement shall be terminated and no party shall have any further obligation to any other party. In such event, the non-refundable deposit which Purchaser has paid shall be forfeited to the benefit of Seller.

                                   ARTICLE 10
                                  MISCELLANEOUS
                                  -------------

     10.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

     10.2 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested and by fax, or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed and faxed. For purpose of giving notice, the addresses of the parties shall be:

If to Seller:     Halter Capital Corporation
------------      2591 Dallas Parkway- Suite 102

                  Dallas, Texas 75034

                  Fax 469 633 0099

If to Purchaser to:
------------------
                  Powerlink International Finance, Inc.

                  7F, No. 15, Lane 26

                  Yi Shen Rd.

                  Taipei, Taiwan ROC

                  Fax 011 886 2 2509 1343


With Copy to James M. Rae, Esq.
-------------------------------

                  330 Madison Avenue, Suite 2900

                  New York, New York 10017

                  Fax : 212 687 3523

If to Company to:
----------------

                  Omni Doors, Inc.
                  2591 Dallas Parkway - Suite 102

                  Dallas, Texas 75034     Attn. Kevin B. Halter, Jr.

                  Fax 469 633 0099

     10.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Texas (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the County of Dallas, Texas or of New York County, New York with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 10.2, together with a copy to be delivered to such party's attorneys via telecopier (if provided in Section 10.2). Such service shall be deemed to be completed when mailed and sent and received by telecopier. Seller and Purchaser each waives any objection based on forum non convenient. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

     10.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.5 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

     10.6 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

     10.7 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

     10.8 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

     10.9 Exhibits and Schedules. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

     10.10 Captions. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

     10.11 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.


                                   ARTICLE 11
                  PURCHASER'S OPTION TO BUY ADDITIONAL SHARES;
                                ESCROW AGREEMENT
                                ----------------

     11.1 HCC, Powerlink and Securities Transfer Corporation, a Texas corporation ("Escrowee"), have simultaneously with the execution of this Stock Purchase Agreement entered into an Escrow Agreement. At the Closing Seller shall deposit at the Closing with Escrowee the following-described share certificates representing a total of 150,000 shares of the common stock, no par value, of the Company (the "Escrow Shares" or "Option Shares"), to be held in escrow by Escrowee, subject to the terms and conditions of the Escrow Agreement and as set forth below:

         Certificate Number                      Number of Shares
         ------------------                      ----------------
             ODC 1172                                 75,000
             ODC 1173                                 75,000

Each certificate shall be endorsed in blank or accompanied by executed blank stock powers.

     11.2 Seller hereby grants to Purchaser the right and option to purchase all or any part of the Escrow Shares at an exercise price of $1.50 per share (the "Exercise Price per Share"). Such option (the "Option") shall be exercisable at any time and from time to time during a period of one year following the Closing (the "Term"), and shall terminate at the end of the Term.


     11.3 Purchaser may exercise the Option in each instance by notice to Escrowee (a "Notice of Exercise") delivered in the manner set forth in Section
10.2 above to the following address:

                  Securities Transfer Corporation
                  P.O. Box 701629
                  Dallas, TX 75371-1629
                           Fax No. 469 633 0068

         With copy to -
                  Halter Capital Corporation
                  2591 Dallas Parkway, Suite 102
                  Frisco, TX 75034
                           Fax No. 469 633 0069

Such notice shall be deemed given when delivered by hand, five (5) business days after mailing by certified mail, and three (3) business days after sending by facsimile transmission, and shall contain the following information and remittance:
          Number of Escrow Shares being purchased.
          Total purchase price.
          Certified or bank check for the full exercise price, if notice is by hand delivery or certified mail, or wire transfer confirmation of remittance of exercise price to Escrowee's bank.

Upon receipt of Purchaser's notice of exercise, Seller shall cause Escrowee to deliver to Purchaser, at the address designated in each case by Purchaser, share certificate or certificate(s) in name(s) designated by it for the full number of shares then purchased. Unless such shares shall then be covered by a registration statement then in effect with the Commission, such certificates shall bear legends as set forth in Section 5.4 above.

     11.4.1 In the event, at any time, that the number of Escrow Shares then held by Escrowee shall be increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up or combination of shares, appropriate adjustment (in the number and kind of shares or resulting securities as to which this option then applied) shall be made to the end that the number of shares or other securities then held in escrow shall then be considered "Option Shares" and the total exercise price therefor shall remain unchanged. (For example, if the total 150,000 Escrow Shares were held in escrow at the time of a one-for-two reverse split of the Company's shares of common stock then outstanding, such that 150,000 Escrow Shares were changed to 75,000 shares of common stock, the resulting 75,000 shares would then be covered by this option at an exercise price of $3.00 per share.)

     11.4.2 If after one (1) year from the date hereof, there shall not have been any change in the number or price per share for the Option Shares resulting from the provisions of Paragraph 11.4.1 above, the balance of the Option Shares then held in escrow shall be transferred to Purchaser, limited nevertheless to a maximum of 75,000 shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

                           HALTER CAPITAL CORPORATION

                            By:
                                ------------------------------------------------


                            POWERLINK INTERNATIONAL FINANCE, INC.

                            By:
                                ------------------------------------------------

                            OMNI DOORS, INC.


                            By:
                                ------------------------------------------------


                            For purposes of Article 11, only:



                            SECURITIES TRANSFER CORPORATION



                            By:
                                ------------------------------------------------